Exhibit 10.63


                              SEVENTH AMENDMENT TO

                   PROVISIONAL WAIVER AND STANDSTILL AGREEMENT


     THIS SEVENTH AMENDMENT to Provisional Waiver and Standstill Agreement (this "Seventh Amendment") is made and entered into as of the 4th day of December, 2001, by the Lenders party to the Credit Agreement identified below and FIRST UNION NATIONAL BANK, as Agent for the Lenders, and RURAL/METRO CORPORATION, a corporation organized under the laws of Delaware (the "Borrower").

                              STATEMENT OF PURPOSE

     Pursuant to the Provisional Waiver and Standstill Agreement dated as of March 14, 2000 (as amended, restated, supplemented or otherwise modified, the "Waiver Agreement"), the Borrower, the Agent and the Lenders, each a party to the Amended and Restated Credit Agreement dated as of March 16, 1998 (as amended by the First Amendment dated as of June 30, 1998 and as further amended, restated, supplemented or otherwise modified, the "Credit Agreement"), agreed to waive the Acknowledged Defaults provisionally for a period of 30 days after March 14, 2000 and to defer the exercise of remedies during such period, subject to the express terms and provisions of the Waiver Agreement.

     Pursuant to the First Amendment to the Provisional Waiver and Standstill Agreement dated as of April 13, 2000 (the "First Amendment"), the Borrower, the Lenders and the Agent agreed, among other things, to continue to waive the Acknowledged Defaults provisionally until July 14, 2000, or earlier if certain other specified events occur, and to continue negotiations with the Agent and the Lenders to amend or otherwise restructure the Credit Agreement.

     Pursuant to the Second Amendment to the Provisional Waiver and Standstill Agreement dated as of July 14, 2000 (the "Second Amendment"), the Borrower, the Lenders and the Agent agreed, among other things, to further continue to waive the Acknowledged Defaults provisionally until October 16, 2000, or earlier if certain other specified events occur, and to further continue negotiations with the Agent and the Lenders to amend or otherwise restructure the Credit Agreement.

     Pursuant to the Third Amendment to the Provisional Waiver and Standstill Agreement dated as of October 16, 2000 (the "Third Amendment"), the Borrower, the Lenders and the Agent agreed, among other things, to further continue to waive the Acknowledged Defaults provisionally until January 31, 2001, or earlier if certain other specified events occur, and to further continue negotiations with the Agent and the Lenders to amend or otherwise restructure the Credit Agreement.

     Pursuant to the Fourth Amendment to the Provisional Waiver and Standstill Agreement dated as of January 31, 2001 (the "Fourth Amendment"), the Borrower, the Lenders and the Agent agreed, among other things, to further continue to waive the Acknowledged Defaults provisionally until April 15, 2001, or earlier if certain other specified events occur, and to further continue negotiations with the Agent and the Lenders to amend or otherwise restructure the Credit Agreement.

     Pursuant to the Fifth Amendment to the Provisional Waiver and Standstill Agreement dated as of April 23, 2001 (the "Fifth Amendment"), the Borrower, the Lenders and the Agent agreed, among other things, to further continue to waive the Acknowledged Defaults provisionally until August 1, 2001, or earlier if certain other specified events occur, and to further continue negotiations with the Agent and the Lenders to amend or otherwise restructure the Credit Agreement.

     Pursuant to the Sixth Amendment to the Provisional Waiver and Standstill Agreement dated as of August 1, 2001 (the "Sixth Amendment"), the Borrower, the Lenders and the Agent agreed, among other things, to further continue to waive the Acknowledged Defaults provisionally until December 3, 2001, or earlier if certain other specified events occur, and to further continue negotiations with the Agent and the Lenders to amend or otherwise restructure the Credit Agreement. The Borrower, the Agent and the Lenders are continuing to negotiate but have not yet reached an agreement on such amendment or restructuring and the Borrower has, therefore, requested an additional period of time in which to continue such negotiations.

     The Lenders and the Agent are willing to continue to waive the Acknowledged Defaults provisionally for an additional period of time and to defer the exercise of remedies in respect of the Acknowledged Defaults during such period subject to the express terms and provisions of this Seventh Amendment. This Seventh Amendment shall be deemed to be one of the Loan Documents under and pursuant to the Credit Agreement.

         NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. EFFECT OF AMENDMENT AND ACKNOWLEDGMENTS BY BORROWER. Except as expressly amended hereby, the Sixth Amendment, the Fifth Amendment, the Fourth Amendment, the Third Amendment, the Second Amendment, the First Amendment, the Waiver Agreement, the Credit Agreement and each other Loan Document, shall be and remain in full force and effect. The amendments granted in this Seventh Amendment are specific and limited and shall not constitute a modification, acceptance or waiver of any other provision of the Sixth Amendment, the Fifth Amendment, the Fourth Amendment, the Third Amendment, the Second Amendment, the First Amendment, the Waiver Agreement, the Credit Agreement, the other Loan Documents or any other document or instrument entered into in connection therewith, or a future modification, acceptance or waiver of the provisions set forth therein. For avoidance of doubt, but in no way limiting the scope and breadth of the previous sentences in this paragraph, each Credit Party hereby reaffirms each of the acknowledgments and agreements made by it in Sections 1 (except as expressly amended in Section 3(a) below), 6 and 7 of the Waiver Agreement as if each such acknowledgment and agreement was made as of the date hereof.

2. CAPITALIZED TERMS. All capitalized undefined terms used in this Seventh Amendment shall have the meanings assigned thereto in the Waiver Agreement.

3. AMENDMENT OF WAIVER AGREEMENT. The Waiver Agreement shall be hereby amended as follows:

     a. Section 1 shall hereby be amended by deleting paragraph 1(c) and replacing it in its entirety with the following:

          "(c) The Loans outstanding as of January 15, 2002 are in an amount equal to $141,778,898.00 (the "Existing Loans"), the Deferred Interest outstanding as of January 15, 2002 is in an amount equal to $4,825,644.58, and the L/C Obligations outstanding as of January 15, 2002 are in an amount equal to $6,215,000.00 (the "Existing L/C Obligations", and together with the Existing Loans and Deferred Interest, the "Existing Extensions of Credit") and no Credit Party has any defense or right of offset with respect to such amounts. For avoidance of doubt, Deferred Interest continues to accrue pursuant to the terms of this Agreement and is an Obligation, as such term is defined in the Credit Agreement."

     b. Section 2 shall hereby be amended by deleting Section 2 and replacing it in its entirety with the following:

          "PROVISIONAL WAIVER AND LIMITED DEFERRAL. The Lenders and the Agent respectively agree to waive the Acknowledged Defaults provisionally and to defer the exercise of any rights or remedies arising by reason of Events of Default that have occurred solely as a result of the occurrence of the Acknowledged Defaults until that date (as so extended and as may be further extended, the "Waiver Maturity Date") which is the earliest to occur of:
     (a) April 1, 2002 which shall be reduced to March 1, 2002 if the Agent, on behalf of Required Lenders, has provided the Borrower with at least 10 business days' prior written notice effective as of such date declaring the Waiver Maturity Date, which notice may be given by Required Lenders in their sole and absolute discretion if Required Lenders have determined in their sole and absolute discretion that the Borrower has not made adequate progress towards the Restructuring (as defined in SECTION 4(P) below); (b) the occurrence of any Event of Default other than (i) the Acknowledged Defaults or (ii) any breach of the financial covenants that are the subject of the Acknowledged Defaults as of the fiscal quarters ending up to the Waiver Maturity Date; (c) any Event of Default (as such term is defined in the Senior Note Indenture (as defined below)) that shall have occurred under the Indenture dated as of March 16, 1998, by and among the Borrower, the subsidiaries acting as Guarantors thereto, and U.S. Bank National Association, a national banking association, successor to the First National Bank of Chicago, as Trustee (the "Senior Note Indenture"); or (d) the breach of any of the further conditions or agreements provided in the Waiver Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment and this Seventh Amendment, it being agreed that the breach of any such further condition or agreement shall constitute an immediate Default and Event of Default under the Credit Agreement."

     c.   Section 3 shall  hereby be amended by adding the  following  paragraph
(h) to the end of Section 3:

          "(h) Any principal payments due to the Lenders pursuant to the Waiver Agreement, as amended, prior to the Waiver Maturity Date may be deferred by the Borrower until the Waiver Maturity Date."

     d.   Section 4 shall hereby be amended by adding the  following  paragraphs
(p) and (q) at the end of Section 4.

          "(p) the Borrower shall diligently pursue a consensual restructuring of the capital structure of the Credit Parties (the "Restructuring") with the Lenders and the holders of the notes that are the subject of the Senior Note Indenture ("Senior Noteholders"). No later than the 30th day of each month, the Borrower shall provide the Agent and Lenders with a compliance certificate, in the form set forth on Exhibit B hereto, that discloses its efforts to effectuate the Restructuring for the previous thirty day period.

          (q) If a steering committee comprised of some or all of the Lenders and Senior Noteholders ("the Steering Committee") is formed, the Borrower shall provide the Steering Committee with all information, and access to records and senior management, as is reasonably requested by the Steering Committee and timely pay the reasonable fees and expenses incurred by any professionals employed by or on behalf of the Steering Committee pursuant to the terms of the professionals' engagement letters with the Steering Committee (collectively the "Steering Committee's Professionals' Letters")

4. RELEASE. Each Credit Party, on behalf of itself and any Person claiming by, through, or under such Credit Party, acknowledges that it has no claim, counterclaim, setoff, action or cause of action of any kind or nature whatsoever ("Claims") against all or any of the Agent, the Lenders or any of the Agent's or the Lenders' directors, officers, employees, agents, attorneys, financial advisors, accountants, legal representatives, affiliates, shareholders, partners, successors and assigns (the Agent, the Lenders and their directors, officers, employees, agents, attorneys, financial advisors, accountants, legal representatives, affiliates, shareholders, partners, successors and assigns are jointly and severally referred to as the "Lender Group"), that directly or indirectly arise out of or are based upon or in any manner connected with any "Prior Event" (as defined below), and each Credit Party, on behalf of itself and any Person claiming by, through or under such Credit Party, hereby releases, remises, acquits, satisfies and forever discharges the Lender Group from any liability whatsoever should any Claims that directly or indirectly arise out of or are based upon or in any manner connected with any Prior Event nonetheless exist. As used herein the term "Prior Event" means any transaction, event, circumstances, action, failure to act or occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted or begun prior to the execution of this Seventh Amendment and occurred, existed, was taken, permitted or begun in accordance with, pursuant to or by virtue of any terms of this Seventh Amendment, the transactions referred to herein, any Loan Document or oral or written agreement relating to any of the foregoing, including without limitation any approval or acceptance given or denied.

5. REPRESENTATIONS AND WARRANTIES. By its execution hereof, the Borrower hereby certifies on behalf of itself and the other Credit Parties that each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein, and that as of the date hereof no Default or Event of Default (other than Events of Default occurring as a result of the occurrence of the Acknowledged Defaults) has occurred and is continuing. Additionally, the Borrower on behalf of itself and the other Credit Parties represents and warrants that, since July 14, 2000, no event which has had, or could reasonably be expected to have, a Material Adverse Effect has occurred, except as previously disclosed in writing to the Agent (which includes any public disclosures made in Borrower's press releases or filings with the Securities and Exchange Commission, provided that such press releases and filings were provided to Milbank, Tweed, Hadley & McCloy LLP ("MTHM"), as successor to SSL, for the benefit of the Agent).

6.   CONDITIONS.   The   effectiveness  of  this  Seventh   Amendment  shall  be
conditioned upon the following:

     a. The following documents shall have been duly authorized and executed by the parties thereto, shall be in full force and effect and no default shall exist thereunder, and the Borrower shall have delivered original counterparts thereof to the Agent:

          (i) this Seventh Amendment, duly executed and delivered by the Credit Parties, the Agent and the Lenders constituting Required Lenders;

          (ii) a cash flow projection (the "Cash Flow Projection") for the Borrower and its Subsidiaries for each week commencing on December 3, 2001 up through and including April 1, 2002 which shall be attached hereto as Exhibit "A" and which shall be in the form and substance satisfactory to the Lender Financial Consultant; and

          (iii) such other documents, certificates and instruments as the Agent reasonably requests.

     b. The Borrower shall have paid all outstanding fees and expenses, to the extent that the Borrower has received an invoice for such fees and expenses, through the date hereof of MTHM and the Lender Financial Consultant.

     c. The Borrower shall have approved and executed the Steering Committee's Professionals' Letters.

7. GOVERNING LAW. THE WAIVER AGREEMENT, AS AMENDED BY THE FIRST AMENDMENT, THE SECOND AMENDMENT, THE THIRD AMENDMENT, THE FOURTH AMENDMENT, THE FIFTH AMENDMENT, THE SIXTH AMENDMENT AND AS AMENDED HEREIN, AND EACH OTHER LOAN

DOCUMENT, UNLESS OTHERWISE EXPRESSLY SET FORTH THEREIN, SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

8.   MISCELLANEOUS.

     a. REVERSAL OF PAYMENTS. To the extent the Borrower makes a payment or payments to the Agent for the ratable benefit of Lenders pursuant to the Waiver Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment and as amended herein, the Notes or any other Loan Document which payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds repaid, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or proceeds had not been received by the Agent.

     b.   ARBITRATION.

               (i) BINDING ARBITRATION. Upon demand of any party, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to the Waiver Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment and as amended herein, the Notes or any other Loan Documents ("Disputes"), between or among parties to this Seventh Amendment, the Notes or any other Loan Document shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, claims brought as class actions, claims arising from Loan Documents executed in the future, or claims concerning any aspect of the past, present or future relationships arising out or connected with the Loan Documents. Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in Charlotte, North Carolina. The expedited procedures set forth in Rule 51, ET SEQ., of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted. The arbitrators shall be appointed as provided in the Arbitration Rules.

               (ii) PRESERVATION OF CERTAIN REMEDIES. Notwithstanding the preceding binding arbitration provisions, the Agent and the Lenders preserve, without diminution, certain remedies that the Agent and the Lenders may employ or exercise freely, either alone, in conjunction with or during a Dispute. The Agent and the Lenders shall have and hereby reserve the right to proceed in any court of proper jurisdiction or by self help to exercise or prosecute the following remedies: (A) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted in the Loan Documents or under applicable law or by judicial foreclosure and sale, (B) all rights of self help including peaceful occupation of property and collection of rents, set off, and peaceful possession of property and (C) obtaining provisions or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and in filing an involuntary bankruptcy proceeding. Preservation of these remedies does not limit the power of any arbitrator to grant similar remedies that may be requested by a party in a Dispute.

     c. WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE AGENT, EACH LENDER AND THE BORROWER HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THE WAIVER AGREEMENT, AS AMENDED BY THE FIRST AMENDMENT, THE SECOND AMENDMENT, THE THIRD AMENDMENT, THE FOURTH AMENDMENT, THE FIFTH AMENDMENT, THE SIXTH AMENDMENT AND AS AMENDED HEREIN, THE NOTES OR THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

     d. SURVIVAL OF TERMS OF AGREEMENT. The waivers, agreements, covenants, representations and warranties of each Credit Party in the Waiver Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment and as amended herein, shall survive the Waiver Maturity Date.

     e. SIDE LETTER. The letter from the Borrower to the Agent dated July 17, 2000 that was executed in connection with the Second Amendment shall remain in full force and effect and shall be a Loan Document.

     f. FEES AND EXPENSES. The Agent and Lenders shall make reasonable efforts to avoid having their advisors, consultants, attorneys and other professionals incur fees and expenses payable by the Borrower that are unnecessarily duplicative of the fees and expenses incurred by the advisors, consultants, attorneys and other professionals for the Steering Committee payable by the Borrower.

9.   COUNTERPARTS.   This  Seventh   Amendment   may  be  executed  in  separate
counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be duly executed as of the date and year first above written.

                         BORROWER:

                         RURAL/METRO CORPORATION, a Delaware
                              corporation


                         By: /s/ John S. Banas III
                             ------------------------------------------------
                             Name: John S. Banas III
                             Title: Senior Vice President and General Counsel


                            [Signature pages follow.]

                                    LENDERS:

                                    FIRST UNION NATIONAL BANK,
                                    as Agent and Lender


                                    By: /s/ Ron R. Ferguson
                                        ----------------------------------------
                                        Name:  Ron R. Ferguson
                                        Title: Senior Vice President

                                    PAMCO CAYMAN LTD., as Lender and as
                                    successor to Fleet Bank, N.A.

                                    By: HIGHLAND CAPITAL MANAGEMENT, L.P.
                                        Its Collateral Manager

                                        By: /s/ James Dondero
                                            ------------------------------------
                                            Name:  James Dondero
                                            Title: President

                                    PAM CAPITAL FUNDING LP, as Lender and as successor to Fleet Bank, N.A.

                                    By: HIGHLAND CAPITAL MANAGEMENT, L.P.
                                        Its Collateral Manager

                                        By: /s/ James Dondero
                                            ------------------------------------
                                            Name:  James Dondero
                                            Title: President

                                    SPECIAL VALUE BOND FUND II, LLC, as Lender and as successor to Oaktree Capital Management, LLC and Bank of America N.A. and partial successor to First Union National Bank

                                    By: SVIM/MSM II, LLC
                                        Its Managing Member

                                        By: TENNENBAUM & CO., LLC
                                            Its Managing Member

                                            By: /s/ Howard Levkowitz
                                                --------------------------------
                                                Name:  Howard Levkowitz
                                                Title: Principal

                                    FUQUA FAMILY FUND, LP, as Lender and as
                                    successor to Bank of America, N.A.

                                    By: SPECIAL VALUE INVESTMENT MANAGEMENT, LLC
                                        Investment Manager

                                        By: /s/ Howard Levkowitz
                                            ------------------------------------
                                            Name:  Howard Levkowitz
                                            Title: Principal

                                    CERBERUS PARTNERS, L.P., as Lender
                                    and as partial successor to BNP Paribas


                                    By: /s/ Kevin P. Genda
                                        ----------------------------------------
                                        Name:  Kevin P. Genda
                                        Title: Managing Director

                                    WELLS FARGO BANK, as Lender


                                    By: /s/ Sylvia Vargas
                                        ----------------------------------------
                                        Name:  Sylvia Vargas
                                        Title: Vice President

                                   GENERAL ELECTRIC CAPITAL CORPORATION,
                                   as Lender


                                   By: /s/ William S. Richardson
                                       -----------------------------------------
                                       Name:  William S. Richardson
                                       Title: Duly Authorized Signatory

                                   CONTINENTAL CASUALTY COMPANY, as Lender and as partial successor to ABN AMRO Bank N.V.


                                   By: /s/ Richard W. Dubberke
                                       -----------------------------------------
                                       Name:  Richard W. Dubberke
                                       Title: Vice President

By execution hereof, the undersigned Subsidiary Guarantors hereby acknowledge and agree to the terms hereof; hereby reaffirm their respective obligations under the Subsidiary Guaranty and the Intercompany Subordination Agreement; acknowledge that the Guaranty Obligations with respect to the Subsidiary Guaranty include the obligations under this Seventh Amendment; acknowledge that the Senior Debt as defined in and with respect to the Intercompany Subordination Agreement include the obligations under this Seventh Amendment; and hereby agree that the terms of the Subsidiary Guaranty shall remain in full force and effect notwithstanding any event or condition which has occurred.

ACCEPTED AND AGREED TO AS OF DECEMBER 4, 2001.
AID AMBULANCE AT VIGO COUNTY, INC., an Indiana corporation, AMBULANCE TRANSPORT SYSTEMS, INC., a New Jersey corporation, AMERICAN LIMOUSINE SERVICE, INC., an Ohio corporation, ARROW AMBULANCE, INC., an Idaho corporation, BEACON TRANSPORTATION, INC., a New York corporation, COASTAL EMS, INC., a Georgia corporation, CORNING AMBULANCE SERVICE INC., a New York corporation, DONLOCK, LTD., a Pennsylvania corporation, E.M.S. VENTURES, INC., a Georgia corporation, EMS VENTURES OF SOUTH CAROLINA, INC., a South Carolina corporation, EASTERN AMBULANCE SERVICE, INC., a Nebraska corporation, EASTERN PARAMEDICS, INC., a Delaware corporation, GOLD CROSS AMBULANCE SERVICES, INC., a Delaware corporation, GOLD CROSS AMBULANCE SERVICE OF PA., INC., an Ohio corporation, KEEFE & KEEFE, INC., a New York corporation, KEEFE & KEEFE AMBULETTE, LTD., a New York corporation, LASALLE AMBULANCE INC., a New York corporation, MEDI-CAB OF GEORGIA, INC., a Delaware corporation, MEDICAL EMERGENCY DEVICES AND SERVICES
(MEDS), INC., an Arizona corporation, MEDICAL TRANSPORTATION SERVICES, INC., a South Dakota corporation, MEDSTAR EMERGENCY MEDICAL SERVICES, INC., a Delaware corporation, MERCURY AMBULANCE SERVICE, INC., a Kentucky corporation, METRO CARE CORP., an Ohio corporation, MO-RO-KO, INC., an Arizona corporation, MULTI CAB INC., a New Jersey corporation, MULTI-CARE INTERNATIONAL, INC., a New Jersey corporation, MULTI-CARE MEDICAL CAR SERVICE, INC., a New Jersey corporation, MULTI-HEALTH CORP., a Florida corporation, MYERS AMBULANCE SERVICE, INC., an Indiana corporation, NATIONAL AMBULANCE & OXYGEN SERVICE, INC., a New York corporation, NORTH MISS. AMBULANCE SERVICE, INC., a Mississippi corporation,
PROFESSIONAL MEDICAL SERVICES, INC., an Arkansas corporation, RISC AMERICA ALABAMA FIRE SAFETY SERVICES, INC., a Delaware corporation, RMFD OF NEW JERSEY, INC., a Delaware corporation, R/M MANAGEMENT CO., INC., an Arizona corporation, R/M OF MISSISSIPPI, INC., a Delaware corporation, R/M OF TENNESSEE G.P., INC., a Delaware corporation, R/M OF TENNESSEE L.P., INC., a Delaware corporation, R/M OF TEXAS G.P., INC., a Delaware corporation, R/M PARTNERS, INC., a Delaware corporation, RMC CORPORATE CENTER, L.L.C., an Arizona limited liability company,
By: RURAL/METRO CORPORATION, an Arizona corporation, Its Member, RURAL/METRO ARGENTINA, L.L.C., an Arizona limited liability company, By: RURAL/METRO INTERNATIONAL, INC., a Delaware corporation, Its Member, RURAL/METRO BRASIL, L.L.C., an Arizona limited liability company, By: RURAL/METRO INTERNATIONAL, INC., a Delaware corporation, Its Member, RURAL/METRO CANADIAN HOLDINGS, INC., a Delaware corporation, RURAL/METRO COMMUNICATIONS SERVICES, INC., a Delaware corporation, RURAL/METRO CORPORATION, an Arizona corporation, RURAL/METRO CORPORATION OF FLORIDA, a Florida corporation, RURAL/METRO CORPORATION OF TENNESSEE, a Tennessee corporation, RURAL/METRO FIRE DEPT., INC., an Arizona corporation, RURAL/METRO HOSPITAL SERVICES, INC., a Delaware corporation


                                   By: /s/ John S. Banas III
                                       -----------------------------------------
                                       Name:  John S. Banas III
                                       Title: Secretary

RURAL/METRO INTERNATIONAL, INC., a Delaware corporation, RURAL/METRO LOGISTICS, INC., a Delaware corporation, RURAL/METRO MID-ATLANTIC, INC., a Delaware corporation, RURAL/METRO MID-SOUTH, L.P., a Delaware limited partnership, By:
R/M OF TENNESSEE G.P., INC., a Delaware corporation, Its General Partner, RURAL/METRO OF ALABAMA, INC., a Delaware corporation, RURAL/METRO OF ARGENTINA, INC., a Delaware corporation, RURAL/METRO OF ARKANSAS, INC., a Delaware corporation, RURAL/METRO OF ARLINGTON, INC., a Delaware corporation, RURAL/METRO OF BRASIL, INC., a Delaware corporation, RURAL/METRO OF CALIFORNIA, INC., a Delaware corporation, RURAL/METRO OF CENTRAL ALABAMA, INC., a Delaware corporation, RURAL/METRO OF CENTRAL COLORADO, INC., a Delaware corporation, RURAL/METRO OF CENTRAL OHIO, INC., a Delaware corporation, RURAL/METRO OF COLORADO, a Delaware corporation, RURAL/METRO OF GEORGIA, INC., a Delaware corporation, RURAL/METRO OF GREATER SEATTLE, INC., a Washington corporation, RURAL/METRO OF INDIANA, INC., a Delaware corporation, RURAL/METRO OF INDIANA, L.P., a Delaware limited partnership, By: THE AID AMBULANCE COMPANY, INC., a Delaware corporation, Its General Partner, RURAL/METRO OF INDIANA II, L.P., a Delaware limited partnership, By: THE AID AMBULANCE COMPANY, INC., a Delaware corporation, Its General Partner, RURAL/METRO OF KENTUCKY, INC., a Delaware corporation, RURAL/METRO OF MISSISSIPPI, INC., a Delaware corporation, RURAL/METRO OF NEBRASKA, INC., a Delaware corporation, RURAL/METRO OF NEW YORK, INC., a Delaware corporation, RURAL/METRO OF NORTH FLORIDA, INC., a Florida corporation, RURAL/METRO OF NORTH TEXAS, L.P., By: R/M OF TEXAS G.P., INC., a Delaware corporation, Its General Partner, RURAL/METRO OF NORTHERN OHIO, INC., a Delaware corporation, RURAL/METRO OF OHIO, INC., a Delaware corporation,
RURAL/METRO OF OREGON, INC., a Delaware corporation, RURAL/METRO OF ROCHESTER, INC., a New York corporation, RURAL/METRO OF SAN DIEGO, INC., a California corporation, RURAL/METRO OF SOUTH CAROLINA, INC., a Delaware corporation, RURAL/METRO OF SOUTH DAKOTA, INC., a Delaware corporation, RURAL/METRO OF SOUTHERN OHIO, INC., an Ohio corporation, RURAL/METRO OF TENNESSEE, L.P., a Delaware limited partnership, By: R/M OF TENNESSEE G.P., INC., a Delaware corporation, Its General Partner, RURAL/METRO OF TEXAS, INC., a Delaware corporation, RURAL/METRO OF TEXAS, L.P., a Delaware limited partnership, By: R/M OF TEXAS G.P., INC., a Delaware corporation, Its General Partner, RURAL/METRO PROTECTION SERVICES, INC., an Arizona corporation, RURAL/METRO TEXAS HOLDINGS, INC., a Delaware corporation, SW GENERAL, INC., an Arizona corporation, SIOUX FALLS AMBULANCE, INC., a South Dakota corporation, SOUTH GEORGIA EMERGENCY MEDICAL SERVICES, INC., a Georgia corporation, SOUTHWEST AMBULANCE AND RESCUE OF ARIZONA, INC., an Arizona corporation, SOUTHWEST AMBULANCE OF CASA GRANDE, INC., an Arizona corporation, SOUTHWEST AMBULANCE OF TUCSON, INC., an Arizona corporation, SOUTHWEST GENERAL SERVICES, INC., an Arizona corporation, THE AID AMBULANCE COMPANY, INC., a Delaware corporation, THE AID COMPANY, INC., an Indiana corporation, TOWNS AMBULANCE SERVICE, INC., a New York corporation, VALLEY FIRE SERVICE, INC., a Delaware corporation, W & W LEASING COMPANY, INC., an Arizona corporation

                                   By: /s/ John S. Banas III
                                       -----------------------------------------
                                       Name:  John S. Banas III
                                       Title: Secretary

                                    EXHIBIT A

                          FORM OF CASH FLOW PROJECTION

                                    EXHIBIT B

                              FORM OF RESTRUCTURING
                             COMPLIANCE CERTIFICATE



Steering Committee

Dear Steering Committee Members:

We hereby represent that we are actively cooperating in good faith in negotiations intended to restructure the capital structure of Rural/Metro Corporation, including its credit facilities and Senior Notes and all amounts owed with respect thereto and its equity. Upon request, we will provide you with tangible evidence of our cooperation.

Sincerely,



----------------------------
Jack Brucker



----------------------------
John Banas